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                                                               Exhibit 10.16

                                                               CONFORMED COPY


     FIRST SUPPLEMENTAL INDENTURE, dated as of November 12, 1996, to the Indenture, dated as of September 20, 1996 (the "Indenture"), between Commonwealth Aluminum Corporation, a Delaware corporation (the "Company"), each of the Subsidiary Guarantors (as defined therein) and Harris Trust and Savings Bank, as Trustee (the "Trustee").

     RECITALS:

     The original parties to the Indenture were the Company, the Trustee, and Commonwealth Aluminum Lewisport, Inc., Commonwealth Aluminum Sales Corporation, CALC Corporation, CasTech Aluminum Group Inc. and Barmet Aluminum Corporation as Subsidiary Guarantors. Prior to the date hereof, CALC Corporation was merged into CasTech Aluminum Group Inc. and CasTech Aluminum Group Inc. changed its name to Alflex Corporation.

     The Company has duly organized Commonwealth Industries, Inc., a Delaware corporation ("CII"), as a Restricted Subsidiary, and it is proposed that CII become an additional Subsidiary Guarantor, as permitted by Section 901(7) of the Indenture.

     The Company, each of the Subsidiary Guarantors and CII have been authorized by Board Resolutions to enter into this supplemental indenture.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                                   Definitions


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     For all purposes of this supplemental indenture, unless the context otherwise requires, the terms used herein shall have the same meanings as in the Indenture.

                                   ARTICLE TWO

                              Subsidiary Guarantor

     CII is hereby subjected to the provisions (including the representations and warranties) of the













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Indenture as a Subsidiary Guarantor, all as contemplated by Section 1303 of the
Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this supplemental indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       COMMONWEALTH ALUMINUM CORPORATION
                                       COMMONWEALTH ALUMINUM LEWISPORT, INC.
                                       COMMONWEALTH ALUMINUM SALES CORPORATION
                                       ALFLEX CORPORATION
                                       BARMET ALUMINUM CORPORATION
                                       COMMONWEALTH INDUSTRIES, INC.


                                       By /s/ Mark V. Kaminski
                                       ----------------------------
                                       Mark V. Kaminski, President


Attest:


/s/ D.L. Marsh Jr.
----------------------------
Executive Vice President & Secretary






                                       HARRIS TRUST AND SAVINGS BANK,
                                       as Trustee


                                       By /s/ J. Bartolini
                                       ----------------------------
                                       J. Bartolini, Vice President





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Attest:

Signature illegible
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COMMONWEALTH OF KENTUCKY)
                            ss.:
COUNTY OF JEFFERSON     )


     On the   22  day of November, 1996, before me personally came Mark V.
            -----
Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President of each of Commonwealth Aluminum Corporation, Commonwealth Aluminum Lewisport, Inc., Commonwealth Aluminum Sales Corporation, Alflex Corporation, Barmet Aluminum Corporation and Commonwealth Industries, Inc., corporations described in and which executed the foregoing instrument; that he knows the seal of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.

                                            /s/ Katherine M. Leonard
                                            ----------------------------

STATE OF ILLINOIS)
                     ss.:
COUNTY OF COOK   )


     On the   26th day of November, 1996, before me personally came
            ------

J. Bartolini          , to me known, who, being by me duly sworn, did depose and
----------------------
say that she is a           Vice President           of Harris Trust and Savings
                  ----------------------------------
Bank, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.






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                                            /s/ Marianne Cody
                                            ----------------------------

























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